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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 2001


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.

             (Exact name of registrant as specified in its charter)


         Delaware                   333-35183                38-2778129
         Michigan                 333-35183-01               38-3182724
(State or other jurisdiction  (Commission File No.)        (IRS Employer
      of incorporation)                                  Identification No.)

                       38710 N. Woodward Avenue, Suite 180
                        Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 647-1080

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On March 2, 2001, James Cable Partners, L.P. amended and restated its secured credit facility, whereby affiliates of GoldenTree Asset Management ("GTAM") have become the new lenders. Under the current facility, James Cable can borrow up to $30,000,000.

James Cable has drawn down $18,000,000 of the credit to pay accrued interest due and payable on February 15, 2001 (the "Original Payment Date") under its Indenture dated August 15, 1997 with respect to its 10 3/4% Series B Senior Notes due 2004 ($100,000,000 principal amount outstanding) (the "Notes"). Such interest was paid to those persons who were the holders of record of the Notes on February 1, 2001 (which was the record date for the Original Payment Date). In addition, James Cable has repurchased $12 million (face amount) of the Notes from affiliates of GTAM, refinanced the former lenders, and paid fees and expenses in connection with the foregoing.

James Cable may use the remaining credit available to it (presently $12 million) to finance its rebuilding and upgrading program and its efforts to position itself as a leading provider of broadband services to customers in the markets that it serves.

James Cable owns, operates and develops cable television systems serving rural communities in Oklahoma, Texas, Georgia, Louisiana, Colorado, Wyoming, Tennessee, Alabama and Florida. As of December 31, 2000, it served 69,875 basic subscribers and currently has more than 4,000 high-speed Internet customers, and nearly 4,000 dial-up Internet customers.

           -----------------------------------------------------------

From time to time the registrants and their representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K Report, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the registrants are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "intend," "will," and similar expressions, as they relate to the registrants or the registrants' management, are intended to identify forward-looking statements. Such statements reflect the current views of the registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The registrants do not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act the registrants are making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to those described in the registrants' Annual Report on Form 10-K under
Item 1 and Item 7.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (i)      Exhibits

                  99.1     Press Release dated March 2, 2001*

         ---------------------------
         * Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JAMES CABLE PARTNERS, L.P.

                                     By:  James Communications Partners
                                          General Partner

                                     By:  Jamesco, Inc.
                                          Partner


                                     By:  /s/ William R. James
                                          --------------------------------------
Date:  March 5, 2001                      William R. James
                                          President

                                     By:  James Communications Partners
                                          General Partner

                                     By:  DKS Holdings, Inc.
                                          Partner


                                     By:  /s/ Daniel K. Shoemaker
                                          --------------------------------------
Date:  March 5, 2001                      Daniel K. Shoemaker
                                          President (Principal financial officer
                                          and chief accounting officer)


                                     JAMES CABLE FINANCE CORP.


                                     By:  /s/ William R. James
                                          --------------------------------------
Date:  March 5, 2001                      William R. James
                                          President


                                     By:  /s/ Daniel K. Shoemaker
                                          --------------------------------------
Date:  March 5, 2001                      Daniel K. Shoemaker
                                          Treasurer (Principal financial officer
                                          and chief accounting officer)


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                                INDEX OF EXHIBITS

99.1     Press Release dated March 2, 2001